UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Veraz Networks, Inc.

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1.	Title of each class of securities to which transaction applies:

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May 2010 Veraz & Dialogic Nick Jensen President and CEO Dialogic Corporation Doug Sabella President and CEO Veraz Networks

Safe Harbor Statement
These slides and the accompanying oral presentation contain forward-looking statements and information.
Words such as may, will, expects, intends, plans, believes, targets, estimates and variations of these words are intended to identify forward-looking statements.  By discussing the current perception of the market and making these forward-looking statements, Veraz or Dialogic are not undertaking an obligation to provide updates in the future.  Actual results may differ materially from those projected in these forward-looking statements and no one should assume at a later date that these comments from today are still valid.
All of these forward-looking statements are based on estimates and assumptions by Veraz and Dialogic management that, although are believed to be reasonable, are inherently uncertain.  Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the control of Veraz or Dialogic, risks related to the adoption and roll-out of VoIP products, risks related to ability to capitalize on growth opportunities and markets, risks related to the ability to manage growth, risks related to the synergies from a combined Veraz/Dialogic and other risks that may cause the business, industry, strategy or actual results to differ materially from the forward-looking statements.
In addition to the above, please refer to the risk factors section of Veraz’ most recent filings with the SEC for a detailed discussion on risks that could cause these differences.  Any future product feature or related specification that may be referenced are for information purposes only and are not commitments to deliver any technology or enhancement.  Veraz and Dialogic reserve the right to modify future product plans at any time.

Additional Information about the Proposed Transaction and Where You
Can Find It
Veraz plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Veraz to be held for the purpose of voting on the issuance of Veraz common stock in connection with the proposed transaction.  BEFORE
MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY
HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED TRANSACTION.  The proxy statement and other relevant materials, and any other documents filed by
Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose,
California 95131.  You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.
Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the proxy statement for Veraz’s
2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.
If and to the extent that executive officers or directors of Veraz will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Veraz’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

veraz
NETWORKS
Dialogic
Dialogic
(NASDAQ)

veraz
Dialogic

Veraz Networks & Dialogic Corporation
Enter into Definitive Agreement to Merge
(NASDAQ: VRAZ
Creating a leading enabler to unleash the profit
from video, voice and data for 3G/4G networks
(Private Company)
Note: Deal is subject to Stockholder and Regulatory approvals as well as other customary closing conditions

Privately-held corporation
– Headquartered in Montreal, Quebec with over 700
employees, including ~35% in R&D functions
– 14 major offices and 27 additional sales locations
globally
Industry leader in communications enabling
technology solutions
Dialogic is the most recognized name in the
converged communications enabling industry and
remains the market segment leader
– Deployed in over 80% of Fortune 2,000 companies
and in the vast majority of service provider
networks in over 80 countries
Founded in 1984
Numerous Industry Firsts in Mobile
Video and VoIP
Rich portfolio of Intellectual Property
Company Highlights
Deep
Domain
Expertise
Industry
Standard
Solutions
Thought
Leadership
Dialogic at a Glance
Leading Enabling Technology
Solutions

Veraz at a Glance
• A public company (NASDAQ: VRAZ) since 2007
– Headquartered in Silicon Valley (San Jose, CA)
– Founded in 2002 in a merger between IPVerse and ECI’s NGTS division
– R&D and operations in San Jose and Israel
• An experienced global supplier of solutions that enable service providers to manage and transport voice and data services
– 130 customers in over 80 countries
– Now serving 3 of the top 5 and 7 of the top 20 largest mobile operators
– Strong growth in CALA with tier 1 mobile operators complements strength in
EMEA
– Broad geographic mix across all regions – strong in largest mobile growth markets: Asia & Africa
• Leader in Tier 2/3 Class 4 VoIP switching and bandwidth
optimization markets

The New Dialogic
End-to-end portfolio for ensuring
a premium video service
experience
Global reach and support
Rich intellectual property rights
Over 3,000 global customers
89% of 2009 revenues from
existing customers
Top 5 customers account for less
than 15% of revenue
Direct access to over 130 service
providers
Annualized revenue expected to be
greater than $250 million
Complementary portfolio with
industry-competitive gross margins
Positioned to profit from surging
demand for Mobile Video
Proven track record of building
shareholder value with M&A
+
= Strong Foundation
for Growth
Diversified and Loyal
Customer Base
Decisive Advantages
Creating a leading enabler to unleash the profit
from video, voice and data for 3G/4G networks
1
Following the merger and subsequent integration of the two companies and after excluding adjustments to revenue under purchase accounting rules
1

Deal Rationale
• Enhances profits from video services while leveraging strong demand for wireless backhaul and network security solutions
• Offers complementary portfolios that deliver gross margins consistent with industry leaders
• Strengthens relationships with 3,000 global Service Providers, Enterprises and
Partners while providing for revenue diversification
– Largest customer accounts for less than 4% of revenues
– Deployed in 8 of 10 largest Mobile Carriers
– Widespread global distribution in over 80 countries
• Positions merged company as a dependable partner with critical mass
– 1,000+ employees
– Global operations
– Proven track record of successfully leveraging M&A to build long-term shareholder value

Customer Benefits of this Deal
• Together a Stronger Player
– Less revenue risk due to diversity of market segments served and low customer concentration
• Ability to focus larger engineering community
– Innovation and faster time to market for wireless infrastructure and mobile video service growth markets
• Broader Product Portfolio to serve overall needs
– Dialogic customers have access to higher density gateways, bandwidth optimization products, SBC
– Veraz customers have access to software media servers and lower density gateways
• Larger Local Presence
– Increased sales and pre-sales presence in all BRIC countries
• Broader Services Offering

Service Providers
Comm Equipment Manufacturers
& Independent Software Vendors
Distributors
Go-To-Market Synergies
Direct sales relationships with
over 130 service providers
Deployed in majority of Tier 1
global mobile carriers
Deployed in 8 of the 10
largest mobile carriers
Ability to embed Veraz
solutions to enhance Comm
Equipment carrier platforms
Direct relationships with 4
of the 5 largest Comm
Equipment vendors
Rich ecosystem of
development partners
Integrated solutions offer
greater appeal to the channel
Expanded distribution
opportunity for gateways and
session border control
products
Global network of leading
distribution partners across all
key geographies
Hundreds of channel partners
worldwide

(Private Company)
(NASDAQ)
(NASDAQ: VRAZ)

Channel Mix Customer Concentration
Revenue Mix Revenue Geo Distribution
Direct Sales
59%
TEMs/ISVs
20%
Distributors/
Resellers
21%
NA
38%
APAC
21%
EMEA
34%
CALA
7%
Top
Customer
4%
Next 4
Customers
10%
Rest of
Customers
86%
Enterprise
40%
Service
Provider
60%
Diverse Customer Base with No Concentration
1
1
Expected merged company mix based on historical data

55% CAGR

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Terabytes / Month
Gaming
Web/Data/Other
P2P
Video
VoIP
Mobile Data - 108% CAGR
Video - 131% CAGR
2009 (E)
2010 (E)
2011 (E)
2012 (E)
2013 (E)
2014 (E)

veraz

Dialogic

Accelerating Demand for Mobile Video

Source: Cisco Visual Networking Index (VNI); Forecasting and Methodolog, 2009-2014, February 2010
Source: Worldwide Mobile Industry Handbook, Portio Research, October 2009
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2008 2009 (E) 2010 (E) 2011 (E) 2012 (E) 2013 (E)
0%
10%
20%
30%
40%
50%
60%
70%
3G+ Subscribers (Millions)
3G+ Penetration (%)
3G Tipping Point in 2010
429
774
1,366
2,189
3,024
3,876
11%
17%
27%
37%
52%
64%
Global Mobile Data Traffic
Global 3G+ Subscriber Forecast
Video Traffic is Outpacing 3G+ Network Growth

Applications Transitioning from Audio to Video
Location Based Services
Video Enabled LBS
Voice Mail
Video Voice Mail
IVR IVVR (Video IVR)
SMS Video SMS
Conferencing Video Conferencing
Color Ring Tone Video Ring Tone
Text Based Gaming
Video Gaming
Dialogic and its Application Partners are rapidly transitioning core Mobile Carrier services from audio to video
2G
3G+

Mobile Video and Data Demand Innovative Network Solutions
• Explosive data and video service demands straining service provider networks
• Mobile Carriers are experiencing unprecedented cell site outages, degradation in service quality and declining customer satisfaction
• ARPU must grow with value added video and data services to generate a return on investments in 3G licenses and network upgrades
• The merged company is positioned to unleash the profits from mobile video and data by addressing a breadth of mobile infrastructure challenges
• Merged company expertise in voice, data, and video quality will enable Video
Quality of Experience competitive advantage in strengthening our relationships with the world’s top Mobile Carriers

Annuity Support    Installation   Professional Services

Wireless
Backhaul
Multimedia
Gateways
Bandwidth
Optimization
Session Border
Controller
Softswitch
Signaling
Multimedia
Servers
Video
Gateways
Unified
Communications
Contact Center
VoIP
Gateways
Complementary Product Portfolio
Session
Transport
Session
Control &
Management
Mobile
Video
Enterprise
Dialogic
Veraz
Services
Services

Leveraging Network Position to Enable Video
Signaling
Platforms
Signaling
Gateways
Edge
Services
Signaling GW
Multimedia
Servers
Service Control
And Management
SBC
VoIP
Softswitch
Service
Transport
VAS
Application Enablement
Residential
Enterprise
Veraz
Dialogic
Both
VoIP-MG
TDM-IP BW
Optimization
IP-IP VoIP BW
Optimization
Mobile
• Mobile Commerce
• Personalization
• Entertainment
• Information
• Conferencing
Unparalleled Ability to Care for Packets End to End
Value Added
Services

Growth Synergies
• Demonstrated expertise in mobile bandwidth optimization
– Over 60 mobile voice bandwidth optimization customers today
– Key offering includes I-Gate Mobile Backhaul Solution
• Offers a leading solution for next generation video applications
– Over 40 multimedia server software deployments
– Extends leadership from legacy voice to rich data and video applications
– Drives revenue growth with new value added services for carriers
– Dialogic® Vision Video Gateway currently in initial deployments and ramping
Dialogic / Veraz have solutions that capitalize on key
mobile market growth drivers

The New Dialogic
Expertise in voice, data, and
video quality to enable Video
Quality of Experience
Global reach and support
Rich intellectual property rights
Over 3,000 global customers
89% of 2009 revenues from
existing customers
Top 5 customers account for less
than 15% of revenue
Direct access to over 130 service
providers
Annualized revenue expected to be
greater than $250 million
¹
Complementary portfolio with
gross margins and opportunities for
margin expansion
Positioned to capitalize on surging
demand for Mobile Video
Proven track record of building
shareholder value with M&A
+
= Strong Foundation
for Growth
Diversified and Loyal
Customer Base
Decisive Advantages
Creating a leading enabler to unleash the profit
from video, voice and data for 3G/4G networks
1
Following the merger and subsequent integration of the two companies and after excluding adjustments to revenue under purchase accounting rules

May 2010

Investor Frequently Asked Questions

May 12, 2010

Q:	What was announced today?

A:	Dialogic Corporation (“Dialogic”) and Veraz Networks, Inc (“Veraz”) announced today that they have signed agreements pursuant to which the companies plan to merge.

Q:	What were the financial terms of the sale?

A:	The terms of the agreements provide that each shareholder of Dialogic will receive shares of Veraz common stock issued to it in exchange for its shares of Dialogic stock. The exchange ratio equates to a 30:70 ratio—that is following the merger, Veraz stockholders will own 30% and Dialogic stockholders will own 70%, respectively, of the merged company

Q:	When is the transaction expected to close?

A:	There is a lot of work to complete before closing, including completing financial audits and obtaining appropriate stockholder and regulatory approval. The transaction is expected to close in the second half of 2010 subject to regulatory approvals, shareholder approvals and customary closing conditions. Until the transaction closes, Dialogic and Veraz will continue to operate as separate entities.

Q:	How many employees does Dialogic have? Where are they located?

A:	Dialogic and its subsidiaries have approximately 700 employees. Its headquarters are in Montreal, Quebec and there are additional large staff locations in New Jersey, Massachusetts, Germany and the UK. Dialogic and its subsidiaries also have sales and services offices worldwide.

Q.	How many employees does Veraz have? Where are they located?

A:	Veraz and its subsidiaries have approximately 350 employees. Its headquarters are in San Jose, CA and there is an additional large staff location in Israel, as well as sales and services offices worldwide.

Q:	What will be the name of the merged company?

A:	The name of the merged company will be Dialogic.

Q:	Where will the merged company be headquartered?

A:	The headquarters of the combined company will be San Jose, CA.

Q:	Who will be the executive management team of the merged company?

A:	Nick Jensen, Dialogic’s current Chairman of the Board and CEO, is expected to become Chairman of the Board and CEO of the company. Veraz’s President and CEO, Doug Sabella, is expected to serve as the President and COO of the company. Additional details regarding other members of the executive management team will be provided as final determinations are made.

Q:	Why is Dialogic seeking to merge with Veraz?

A:	After the closing, the merged company will integrate Dialogic’s product portfolio and customer base in the service provider communications market segment with the rich portfolio of Veraz Networks gateways, softswitches, bandwidth optimization and session border controller products. The combined company will have an expansive product portfolio to offer customers a broader range of solutions, substantially increased investment in R&D, and an extensive global customer base that includes some of the largest customers in the service provider communications market, along with the increased financial resources to pursue opportunities in markets throughout the world.

Q:	Why is Veraz seeking to merge with Dialogic?

A:	Veraz sees an exciting opportunity to expand its technology and product leadership in session management and transport by combining its technology and products with Dialogic’s video platforms, thus offering industry leading solutions to the service provider market. After the closing, the combined company will be in a position to offer an expanded product portfolio with video gateways and applications enablers, while expanding its service provider customer base with the addition of Dialogic’s well established worldwide distribution. By Veraz joining together with Dialogic, the combined company is expected to substantially increase worldwide market penetration, aided by the well regarded Dialogic brand.

Q:	Does this mean that the merged company will deemphasize the enterprise market segment?

A:	The enterprise market segment has been important to Dialogic and it is expected that the combined company will continue to do a significant amount of business and offer existing and new products to that market segment.

Q:	Will this proposed merger enable the combined company to enter new market segments or just speed entrance into already targeted market segments?

A:	Both. We anticipate that the combined company is expected to have the ability to further penetrate targeted market segments, including the service provider market, by having the ability to offer proven, market leading softswitch, session border controller, and bandwidth optimization products. In addition, the combined company is expected to have a stronger position in the emerging video market.

Q:	What synergies are expected from the proposed merger?

A:	We believe that there will be substantial revenue and expense synergies that result from the proposed merger. By combining and utilizing the respective core strengths of each company—video, media processing, bandwidth optimization, security, session control and transport, we believe that the combined company will be in a position to better serve our customers, accelerate innovation, and further enhance combined revenues. We also expect to identify additional revenue synergies after the merger is completed. From an expense synergy perspective, we believe that there are potential opportunities to reduce expenses in the combined company due to elimination of duplicate functions.

Q:	What are the projected financials of the merged company?

A:	Following the merger and subsequent integration of the two companies, on an annualized basis (after excluding adjustments to revenue and expenses under purchase accounting rules, transaction related costs and one-time charges), we expect the merged company revenues to be greater than $250 million with gross margins of 60-65% and EBITDA of 10-15% of revenues (earnings before interest, taxes, depreciation, amortization, and stock compensation expenses and including expected operational cost synergies). We expect that the merged company will have a diverse customer base with no customer concentration.

Q:	What are the historical revenues of Dialogic?

A:	For the Fiscal Year ending December 31, 2009, Dialogic had revenues of $176.3 million, EBITDA (adjusted for one-time charges) of $16.6M or 9% of revenues and net cash provided by operations of $4.1 million.

Q:	What benefits are the proposed combination expected to provide in terms of customer diversification?

A:	The combination is expected to have a very broad geographic mix of customers. Since Dialogic acquired the Intel media and signaling business in 2006, Dialogic’s strongest region has been North America. With Veraz’s strongest region being EMEA, the combined company is expected to have a fairly even geographic mix of customers across regions. We believe that the combined company will not be dependent on a few customers for a large percentage of revenue—the top 5 customers of the combined company are expected to account for less than 15% of total revenue.

Q:	Is there any product portfolio overlap between the two companies and will the proposed merger be a distraction from core businesses?

A:	Dialogic and Veraz are complementary to each other from a product portfolio perspective and there is little product portfolio overlap. In addition, both companies serve many of the same customers. After the closing, by combining product portfolios that are complementary, the combined company will be able to offer its existing customers a broader range of solutions as well as enable the combined company to pursue new markets and customers as the opportunities arise.

Q:	What products will be part of the proposed merger?

A:	As of today and up to the date of closing, all products will continue following their current plans with respect to development, manufacturing, and sales. The combined company will announce more detailed product plans soon after closing.

Q:	Does the proposed merger require a vote of the stockholders?

A:	Yes. Dialogic is a privately held company and all of its current shareholders have already signed agreements to vote in favor of the transaction which will be accomplished through a Plan of Arrangement approved by the courts in British Columbia. Veraz, as a publicly traded company, must send a proxy statement and notice of meeting to all of its stockholders calling a stockholder meeting to consider approving the issuance of shares of Veraz common stock. A majority vote of votes cast at the stockholders meeting (either in person or by proxy) will be required to approve the transaction.

Q:	Are Veraz shares freely tradable between now and the closing?

A:	Yes, except for those persons who are insiders (generally, certain Veraz employees, Directors and officers and other persons with insider knowledge)

Q:	How does an investor vote his/her shares?

A:	All Veraz stockholders will receive a proxy statement and notice of meeting with detailed information regarding how stockholders can vote their shares.

Q:	Is a stockholder required to vote in the stockholder vote?

A:	No. However, Veraz encourages all stockholders to review the stockholder materials and to cast their vote in this process. In addition, the Veraz Board of Directors is recommending that stockholders vote their shares in favor of the issuance of Veraz common stock.

Q:	After the closing, will the merged company continue to trade under the ticker “VRAZ”?

A:	Any change in Veraz’ Nasdaq ticker symbol will be announced at or following the closing.

Q:	After the closing, will the merged company list its shares on the NYSE?

A:	At this time, we contemplate continued trading on Nasdaq and the transaction agreements do not contemplate that the combined company will list its shares on the NYSE.

Q:	Do stockholders get any cash in the proposed deal?

A:	No, this is a stock for stock deal. Cash will only be paid to Dialogic shareholders for any fractional shares.

Q:	Will the stockholder’s cost basis in Veraz shares change if the proposed deal closes?

A:	All stockholders are encouraged to consult with their stock broker or financial advisor for specific tax basis and other cost basis information.

Q:	Will the proposed deal have any tax implications for existing Veraz stockholders?

A:	Veraz encourages shareholders to consult their tax advisors for questions on tax implications of this transaction.

Q:	Which analysts will cover the company after the closing?

A:	Veraz does not control which analysts may or may not publish research on the company.

Q:	What happens if the proposed deal does not close?

A:	Both companies will continue to operate as separate entities in the same manner as they operated prior to the announcement of the proposed transaction.

Additional Information about the Proposed Transaction and Where You Can Find It

Veraz plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Veraz to be held for the purpose of voting on the issuance of Veraz common stock in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose, California 95131. You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the proxy statement for Veraz’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Veraz will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Veraz’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Customer Frequently Asked Questions

May 12, 2010

Q:	How do I order products right now?

A:	The current order process is unchanged.

Q:	Will my distributor change?

A:	The current order process is unchanged.

Q:	Where can I ask additional questions?

A:	Contact your current sales or support team.

Q:	Will the existing product portfolio continue to be supported?

A:	Existing products will continue to go through their normal lifecycle and customer notification process regarding any product discontinuance. Both companies will continue to operate in their normal course of business prior to the deal closing.

Q:	Who is my sales manager? Whom do I contact for service and support?

A:	Until the deal is closed, both companies will continue to operate their businesses as they are today. Your sales manager will not change nor will your normal process for service and support.

Q:	To what extent can the sales teams of both companies collaborate prior to close?

A:	Veraz and Dialogic sales teams can collaborate in the same way they can and do today, as independent companies working together under partnering or reseller agreements.

Q:	Why is this good for customers?

A:	The proposed combination of Dialogic and Veraz is expected to provide customers with a broader set of solutions than they were able to purchase individually from either company. If approved, the combination will also create a significantly larger public company with many benefits that can occur from larger scale.

Additional Information about the Proposed Transaction and Where You Can Find It

Veraz plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Veraz to be held for the purpose of voting on the issuance of Veraz common stock in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose, California 95131. You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the proxy statement for Veraz’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Veraz will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Veraz’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Briefing Note: Veraz and Dialogic Agree to Merge

Introduction

Today, Dialogic Corporation and Veraz Networks, Inc. (NASDAQ: VRAZ) announced they have signed agreements pursuant to which the companies plan to merge.

The terms of the agreements provide that each shareholder of Dialogic will receive Veraz common shares issued to it in exchange for its shares of Dialogic stock. The exchange ratio equates to a 30:70 ratio – that is following the merger, Veraz stockholders will own 30% and Dialogic stockholders will own 70%, respectively, of the merged company. The name of the merged company will be Dialogic, and the parties anticipate that, subject to a final determination after the closing, the headquarters of the combined company will be San Jose, CA.

The transaction is expected to close in the second half of 2010 subject to regulatory approvals, shareholder approvals, and customary closing conditions. Until the transaction closes, Dialogic and Veraz will continue to operate as separate entities.

Background

Dialogic is the industry leader in communications enabling technology solutions. Deployed in over 80% of Fortune 2,000 companies and in the vast majority of service provider networks in over 80 countries, Dialogic is the most recognized name in the converged communications enabling industry and remains the market segment leader.

Veraz is a global supplier of solutions that enable service providers to manage and transport voice and data services. Veraz is a leader in Tier 2/3 Class 4 VoIP switching and bandwidth optimization markets. The company serves over 130 wireless and wireline service provider customers in over 80 countries including three of the top five, and seven of the top 20 largest mobile operators.

The New Dialogic

Summary

The merged company will integrate Dialogic’s product portfolio and customer base in the service provider communications market segment with the rich portfolio of Veraz Networks gateways, softswitches, bandwidth optimization and session border controller products. The combined company will have an expansive product portfolio to offer customers a broader range of solutions, substantially increased investment in R&D, and an extensive global customer base that includes some of the largest customers in the service provider communications market, along with the increased financial resources to pursue opportunities in markets throughout the world

Unparalleled Ability to Care for Packets End to End

Key Facts:

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Synergies: There will be substantial revenue and expense synergies that result from the proposed merger. By combining and utilizing the respective core strengths of each company—video, media processing, bandwidth optimization, security, session control and transport, we believe that the combined company will be in a position to better serve our customers, accelerate innovation, and further enhance combined revenues. We also expect to identify additional revenue synergies after the merger is completed. From an expense synergy perspective, we believe there are potential opportunities to reduce expenses in the combined company due to elimination of duplicate functions.

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Customers: The combination is expected to have a very broad geographic mix of customers. Since Dialogic acquired the Intel media and signaling business in 2006, Dialogic’s strongest region has been North America. With Veraz’s strongest region being EMEA, the combined company is expected to have a fairly even geographic mix of customers across regions. We believe that the combined company will not be dependent on a few customers for a large percentage of revenue—the top five customers of the combined company are expected to account for less than 15% of total revenue.

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Executive: Nick Jensen, Dialogic’s Chairman and CEO, is expected to become Chairman of the Board and CEO of the new company. Veraz’s President and CEO, Doug Sabella, is expected to serve as the President and COO of the new company. Additional details regarding other members of the executive management team will be provided as final determinations are made.

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Enterprise: While this merger will primarily improve Dialogic’s reach into service providers, it will not diminish its long-standing commitment to the enterprise market. In fact, the company’s enterprise business remains strong, continues to receive substantial investment and will remain important to Dialogic. On a historical basis, Dialogic’s enterprise business would have been about 40% of the revenue of the combined company in 2009.

Additional Information about the Proposed Transaction and Where You Can Find It

Veraz plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Veraz to be held for the purpose of voting on the issuance of Veraz common stock in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose, California 95131. You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the proxy statement for Veraz’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Veraz will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Veraz’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.